Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated June 8, 2017 to the

Statement of Additional Information

Dated February 1, 2017 (as revised May 3, 2017)

Disclosure Relating to AllianzGI Ultra Micro Cap Fund

Effective July 1, 2017, within the section titled “Management of the Trust — Investment Manager — Management Fee Waiver,” the following is added as a new fourth paragraph:

For AllianzGI Ultra Micro Cap Fund, the Manager has agreed to a temporary waiver of a portion of the investment management fee, which reduces the annual percentage rate from 1.50% to 1.25% through June 30, 2018. Amounts waived pursuant to this arrangement are not subject to potential recoupment.

Please retain this Supplement for future reference.